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                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 6, 2003 (except the last paragraph of Note 1, as to which the date is September 4, 2003) in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-108028) and related Prospectus of AMIS Holdings, Inc. for the registration of common stock.


                                                           /s/ Ernst & Young LLP


Salt Lake City, Utah
September 5, 2003